Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 29

TO THE

UPS RETIREMENT PLAN

WHEREAS, United Parcel Service of America, Inc. (“UPS”) and its affiliated corporations established the UPS Retirement Plan (“Plan”) for the benefit of its employees, in order to provide benefits to those employees upon their retirement, disability, or death, effective as of September 1, 1961; and

WHEREAS, the Plan, as adopted and amended from time to time, was amended and restated in its entirety, effective as of January 1, 1976 to comply with the Employee Retirement Income Security Act of 1974; and

WHEREAS, the Plan has been amended on a number of occasions since January 1, 1976, the most recent being Amendment No. 28; and

WHEREAS, this amendment to the Plan is adopted to account for certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 by providing that the automatic cash-out provisions of the Plan are limited to vested accrued benefits, the present value of which is less than $1,000.

NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 7.1 of the Plan, the UPS Retirement Plan is hereby amended as follows:

1. Section 5.3(g), Cash-Out of Benefits, is hereby amended effective as of March 1, 2005 by adding the following new sentence immediately following the first sentence to read as follows:

Provided however, that if the Present Value of such benefit is $1,000 or greater, no such payment shall be made after March 1, 2005.

2. Section 5.5(e), Qualified Joint and Survivor (Husband and Wife) Preretirement Survivor Benefit, is hereby amended effective March 1, 2005 by adding the following new sentence immediately following the first sentence to read as follows:

Provided however, that if the Present Value of such benefit is $1,000 or greater, no such payment shall be made after March 1, 2005.

3. Except as otherwise provided, this amendment shall be effective as of March 1, 2005.

4. Except as amended herein, the Plan as in effect before this Amendment No. 29 shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned certify that United Parcel Service of America, Inc. based upon action by its Board of Directors on this 21st day of March, 2005, has caused this Amendment No. 29 to be adopted.

ATTEST:	UNITED PARCEL SERVICE OF AMERICA, INC.

/s/ ALLEN E. HILL	/s/ MICHAEL L. ESKEW
Allen E. Hill Secretary	Michael L. Eskew Chairman